SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


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                           FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  June 4, 1998

                  VALASSIS COMMUNICATIONS, INC.
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      (Exact name of registrant as specified in its charter)

   Delaware                    1-10991             38-2760940
-----------------          ---------------       --------------
(State or other       (Commission File Number)   (IRS Employer
of incorporation)                              Identification No)

   19975 Victor Parkway, Livonia, Michigan             48152
  -----------------------------------------           -------
   (Address of principal executive office)


Registrant's telephone number, including area code:  734-591-3000


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Item 5.   OTHER EVENTS

On June 4, 1998, the Board of Directors of Valassis
Communications, Inc., announced that Alan F. Schultz has been named President and CEO, succeeding David A. Brandon, effective immediately. A copy of the Company's press release is filed as an Exhibit to this Form 8-K.




Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release of Valassis Communications, Inc.
                 dated June 4, 1998.













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



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 		VALASSIS COMMUNICATIONS, INC.



                                 		By:  /s/Robert L. Recchia
                                      ------------------------------
			                                     Robert L. Recchia
                                     			Vice President and
                                        Chief Financial Officer


Dated:  June 8, 1998










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